Exhibit 10.3

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT, WHICH HAVE BEEN REMOVED AND REPLACED WITH AN ASTERISK, HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 405 PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.


                AMENDMENT NO. 4 TO SUPPLIER PARTNERING AGREEMENT
                            BETWEEN GREATBATCH, INC.
               AND PACESETTER, INC. (d/b/a ST. JUDE MEDICAL CRMD)


This Amendment No. 4 (the "Amendment 4") to the Supplier Partnering Agreement between Greatbatch, Inc., a Delaware corporation ("Seller"), and Pacesetter, Inc. d/b/a "St. Jude Medical CRMD", a California Corporation ("Buyer" or "St. Jude"). SELLER and BUYER are collectively referred to herein as the "Parties". This Amendment 4 is entered into effective as of 01 January 2006 (the "Effective Date").

BACKGROUND

     A. The Parties entered into a Supplier Partnering Agreement (the "Agreement") effective January 1, 2004.

     B. The Parties entered into an Amendment No. 1 to the Supplier Partnering Agreement effective January 1, 2005.

     C. The Parties entered into and Amendment No. 2 to the Supplier Partnering Agreement effective July 27, 2005.

     D. The Parties entered into and Amendment No. 2 to the Supplier Partnering Agreement effective January 1, 2006, which included a revised Exhibit F regarding molded header assemblies, which is now hereby amended to properly reflect that it really is Amendment No. 3 hereinafter.

     E. The Parties to the Agreement desire to replace the original Attachment C to reflect the increase in pricing for certain Filtered Feedthroughs due to an adjustment for Platinum metal costs.

AGREEMENT

In consideration of the foregoing Recitals and the Parties' mutual covenants contained herein, the Parties hereby agree as follows:

     1. Any specially capitalized terms used and not otherwise defined in this Amendment shall have the meaning set forth in the Agreement.

     2. As of the Effective Date, the Agreement is hereby amended to incorporate Exhibit "G", which lists pricing and terms for the price of Filtered Feedthroughs. Exhibit "G" reflects the * London spot price of platinum of * per troy ounce. Exhibit "G" is attached to this document.

     3. Except as provided herein, all of the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

The parties have caused this Amendment to be executed by their respective duly authorized representatives as of the Effective Date.

     BUYER:                                SELLER:

     PACESETTER, INC.                      GREATBATCH, INC.

     By:  /s/ Jeff Chateau                 By:  /s/ James P. Porcaro
          -----------------------------         --------------------------------

     Title:  V.P. Supply Line              Title:  VP, Components Mfg.
             --------------------------            -----------------------------

     Date:  4-20-06                        Date:  March 31, 2006
            ---------------------------           ------------------------------

                                                     Exhibit G
                                Feedthrough and Filtered Feedthrough Pricing Table

-------------------------------- --------------------------------- ------------------------- ----------------
            COMPONENT                      GB Part Number               SJM Part Number         2006 PRICE
-------------------------------- --------------------------------- ------------------------- ----------------
Tripolar                                       959901                       6327659                 *
-------------------------------- --------------------------------- ------------------------- ----------------
Bipolar                                        977101                       2054583                 *
-------------------------------- --------------------------------- ------------------------- ----------------
Quadpolar                                      970001                       8001713                 *
-------------------------------- --------------------------------- ------------------------- ----------------
Quadpolar                                      961101                       3001206                 *
-------------------------------- --------------------------------- ------------------------- ----------------
1540 EPIC HF                       Obsolete - was 989401 old rev.         1080514-001               *
-------------------------------- --------------------------------- ------------------------- ----------------
1540 EPIC HF (short leads)              989401 (now 8002548)              1080514-003               *
-------------------------------- --------------------------------- ------------------------- ----------------
ATLAS 2 4-pin                                 1011801                      10009230                 *
-------------------------------- --------------------------------- ------------------------- ----------------
ATLAS 2 6-pin                                 1011701                    10009229-001               *
-------------------------------- --------------------------------- ------------------------- ----------------
ATLAS 2 6-pin Shortlead                       1019801                    10009229-002               *
-------------------------------- --------------------------------- ------------------------- ----------------
Photon Micro H                                1009101                     1080492-004               *
-------------------------------- --------------------------------- ------------------------- ----------------
Photon Micro II                               1009101                      10007259                 *
-------------------------------- --------------------------------- ------------------------- ----------------
Aegis 8-pin                                   1028911                    40001734-002               *
-------------------------------- --------------------------------- ------------------------- ----------------
Aegis 6-pin                                   1016511                    40000789-002               *
-------------------------------- --------------------------------- ------------------------- ----------------
Dual Quadpolar                                1018601                    60004415-001               *
-------------------------------- --------------------------------- ------------------------- ----------------
Dual Quadpolar                                1023401                    60004415-002               *
-------------------------------- --------------------------------- ------------------------- ----------------
Dual Quadpolar Staggered                      1031401                    60004415-003               *
-------------------------------- --------------------------------- ------------------------- ----------------
Frontier Quadpolar (-1B)                      1027701                    60002780-002               *
-------------------------------- --------------------------------- ------------------------- ----------------
Frontier Quadpolar                            1029801                    60002780-004               *
-------------------------------- --------------------------------- ------------------------- ----------------